               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that James C. Baillie, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ JAMES C. BAILLIE
                                         ------------------------
                                         James C. Baillie

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Donald B. Henderson, Jr., whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James
A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ DONALD B. HENDERSON, JR.
                                         --------------------------------
                                         Donald B. Henderson, Jr.

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ DAVID D. HORN
                                         ---------------------
                                         David D. Horn

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ ANGUS A. MACNAUGHTON
                                         ----------------------------
                                         Angus A. MacNaughton

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that James A. McNulty, III, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ JAMES A. MCNULTY, III
                                         ----------------------------
                                         James A. McNulty, III

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Peter R. O'Flinn whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ PETER R. O'FLINN
                                         ------------------------
                                         Peter R. O'Flinn

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James
A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of thec Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ FIORAVANTE G. PERROTTA
                                         ------------------------------
                                         Fioravante G. Perrotta

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Ralph F. Peters, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ RALPH F. PETERS
                                         -----------------------
                                         Ralph F. Peters

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ C. JAMES PRIEUR
                                         -----------------------
                                         C. James Prieur

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ S. CAESAR RABOY
                                         -----------------------
                                         S. Caesar Raboy

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ DONALD A. STEWART
                                         -------------------------
                                         Donald A. Stewart

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that William W. Stinson, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ WILLIAM W. STINSON
                                         --------------------------
                                         William W. Stinson

Dated:  February 7, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Frederick B. Whittemore, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James
A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                         /s/ FREDERICK B. WHITTEMORE
                                         -------------------------------
                                         Frederick B. Whittemore

Dated:  February 7, 2001